SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2003

Commission File Number 0-5544

OHIO CASUALTY CORPORATION

(Exact name of registrant as specified in its charter)

OHIO (State or other jurisdiction of incorporation or organization)	31-0783294 (I.R.S. Employer Identification No.)

9450 Seward Road, Fairfield, Ohio (Address of principal executive offices)	45014 (Zip Code)

(513) 603-2400
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. Other Events

On September 12, 2003, Ohio Casualty Corporation (“Corporation”) will host a financial presentation, which will include a discussion of the Corporation’s Strategic Plan for 2004-2006. The presentation will be available live via internet webcast. The slides to be shown during the discussion of the Corporation’s Strategic Plan are attached as Exhibit 99 and are incorporated by reference

ITEM 7. Financial Statements and Exhibits

     (c)  Exhibits.

Exhibit 99 — Slide presentation materials of the Corporation dated September 12, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OHIO CASUALTY CORPORATION (Registrant)

/s/ Debra K. Crane
September 11, 2003
Debra K. Crane, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Current Report on Form 8-K
Dated September 11, 2003

Exhibit No.	Description

99	Slide presentation materials of the Corporation dated September 12, 2003.